UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                [GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2006

                                ----------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)


          California                  000-49844                 46-0476193
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

           27710 Jefferson Avenue
                 Suite A100
              Temecula, California                            92590
    (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01- Entry into a Material Definitive Agreement.

         On June 28, 2006, the Board of Directors of Temecula Valley Bank ("Bank") approved the adoption of the Temecula Valley Bank Employee Stock Ownership Plan ("ESOP") for the benefit of eligible employees of the Bank and their beneficiaries. The ESOP is intended to constitute a stock bonus employee stock ownership plan within the meaning of Sections 4975(e)(7) and 407(d)(6) of the Employee Retirement Income Security Act of 1974. The amount to be contributed to ESOP by the Bank will be determined by the Board of Directors with such contributions principally invested in the stock of Temecula Valley Bancorp Inc. ("Company"), the holding company of the Bank. Eligible employees automatically become participants in ESOP and, if eligible, may receive distributions from the trustee of the ESOP upon termination of employment.

         On June 28, 2006, the Board of Directors of the Bank adopted the Executive Nonqualified Excess Plan (the "Executive Nonqualified Plan") and related documents. The Executive Nonqualified Plan is an unfunded, nonqualified deferred compensation plan intended to comply with the requirements of Section 409A of the Internal Revenue Code and regulations promulgated thereunder, and will apply to amounts deferred after January 1, 2005 under the Executive Nonqualified Plan. The purpose of the Executive Nonqualified Plan is to encourage selected key managerial employees to maintain their employment with the Bank by allowing them to deferred compensation. The key managerial employees of the Bank eligible to participate in the Executive Nonqualified Plan are determined in the sole discretion of the Board of Directors.

         The ESOP and the Executive Nonqualified Plan will be filed as exhibits to the next filed Form 10-Q of the Company.

         On June 28, 2006, the Board of Directors of the Bank, upon the recommendation of its Executive Officer Compensation Committee, approved:

(1) An increase in the annual base compensation of Donald A. Pitcher, EVP/CFO, from $160,000 to $170,000 effective July 1, 2006.

(2) An increase in the annual base compensation of Donald L. Schempp, EVP/North County Regional Manager, from $165,000 to $175,000 effective February 1, 2006.


Item 8.01- Other Events.

         Due to the continued growth and expansion of the Company, its Board of Directors is in the process of assessing its current as well as its long term capital needs and available capital markets.


Item 9.01- Financial Statements and Exhibits.

     (a)  Financial statements of business acquired. Not applicable.
     (b)  Pro forma financial information. Not applicable.
     (c)  Shell Company Transactions. Not applicable.
     (d)  Exhibits. None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TEMECULA VALLEY BANCORP INC.


Date:  July 3, 2006               By: /s/ STEPHEN H. WACKNITZ
                                      --------------------------------
                                      Stephen H. Wacknitz
                                      Chief Executive Officer and President